EXHIBIT 10.1.1

                            RALLY'S HAMBURGERS, INC.
                  OFFICERS AND DIRECTORS WITH WHOM THE COMPANY
                     HAS ENTERED INTO INDEMNITY AGREEMENTS


Allbritton, Wayne M.       Glasscock, C. Edward          Morris, Gena L.
Ballard, William C., Jr.   Gotterer, David               Noltemeyer, Mark A.
Beck, Wendy A.             Hart, Mary                    Peabody, Richard A.
Beisler, Gary J.           Holder, James T.              Peterman, David J.
Binzel, Edward C.          Hughes, Evan G.               Puzder, Andrew F.
Christensen, Terry N.      Kannapell, J. Douglas         Roschman, John A.
Davis, Willie D.           Kinder, Terry L.              Rosenthal, Jeffrey
Dieruf, Thomas A.          Klausman, William C.          Sherman, Richard F.
Doyle, Donald E.           Kohler, Thomas J.             Smith, Larry R.
Elam, Charlotte            Laney, D. Randy               Stein, Joseph N.
Fattig, Harvey             Lavely, Anthony               Sugarman, Burt
Fleishman, Michael M.      Ley, Bruce M.                 Thompson, C. Thomas
Foley, William P., II      Maggard, Ronald B.            Trotter, James M., III
Foss, Michael E.           McKnight, Albert E., Jr.      Trotter, William E., II
Gillespie, James J.        Meyer, Andrew C.              Van Dyke, Guy W.
Glaser, Patricia L.        Moore, Donald C.